Risk management activities	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Risk management activities	Risk management activities
The Company's exposure to market, credit, liquidity, concentration, and COVID-19 risks are described below:
Market risk
Market risk refers to the risk that a change in the level of one or more of market prices, interest rates, foreign exchange rates, indices, volatilities, correlations or other market factors, such as liquidity, will result in a change in the fair value of an asset. The Company's financial instruments are classified as FVTPL. Therefore, certain changes in fair value or permanent impairment, if any, affect reported earnings as they occur. The maximum risk resulting from financial instruments is determined by the fair value of the financial instruments. The Company manages market risk through regular monitoring of its investments and co-investments. The Company separates market risk into three categories: price risk, interest rate risk and foreign currency risk.
Price risk
Price risk arises from the possibility that changes in the price of the Company's investments and co-investments will result in changes in carrying value. If the market values of investments and co-investments classified as FVTPL increased or decreased by 5%, with all other variables held constant, this would have resulted in an increase or decrease in net income before tax of approximately $4.1 million for the year (December 31, 2020 - $5.2 million). For more details about the Company's investments and co-investments, refer to Note 3, Note 4 and Note 5.
The Company's revenues are also exposed to price risk since management fees, carried interest and performance fees are all correlated with assets under management, which fluctuates with changes in the market values of the assets in the funds and managed accounts managed by SAM, SRLC, SRSR, RCIC and SAM US.
Interest rate risk
Interest rate risk arises from the possibility that changes in interest rates will adversely affect the value of, or cash flows from, financial instrument assets. The Company’s earnings, particularly through its co-investment in lending LPs, are exposed to volatility as a result of sudden changes in interest rates.
As at December 31, 2021, the Company had no fixed income securities (December 31, 2020 - $0.7 million).
Foreign currency risk
Foreign currency risk arises from foreign exchange rate movements that could negatively impact either the carrying value of financial assets and liabilities or the related cash flows when translating those balances into the Company's functional currency, Canadian dollars. The Company's primary foreign currency is the United States dollar ("USD"). The Company may employ certain hedging strategies to mitigate foreign currency risk.
The US entities assets are all denominated in USD with their translation impact being reported as part of other comprehensive income in the financial statements. Excluding the impact of the US entities, as at December 31, 2021, approximately $59.1 million (December 31, 2020 - $74.1 million) of total Canadian assets were invested in proprietary investments priced in USD. A total of $13 million (December 31, 2020 - $12.2 million) of cash, $6 million (December 31, 2020 -$8.1 million) of accounts receivable and $3.4 million (December 31, 2020 - $1.5 million) of other assets were denominated in USD. As at December 31, 2021, if the exchange rate between USD and the Canadian dollar increased or decreased by 5%, with all other variables held constant, the increase or decrease in net income would have been approximately $4.1 million for the year (December 31, 2020 - $4.8 million).
Credit risk
Credit risk is the risk that a borrower will not honour its commitments and a loss to the Company may result.
Loans receivable
The Company incurs credit risk indirectly through co-investments made in the lending LPs managed by SRLC and SRSR. During the loan origination process, management takes into account a number of factors and is committed to several processes to ensure that this risk is appropriately mitigated. These include:
•emphasis on first priority and/or secured financings;
•the investigation of the creditworthiness of borrowers;
•the employment of qualified and experienced loan professionals;
•a review of the sufficiency of the borrower’s business plans including plans that will enhance the value of the underlying security;
•frequent and documented status updates provided on business plans;
•engagement of qualified independent advisors (e.g. lawyers, engineers and geologists) to protect Company interests;
•legal reviews that are performed to ensure that all due diligence requirements are met prior to funding.
The Company may syndicate loans in certain circumstances if it wishes to reduce its exposure to a borrower or comply with loan exposure maximums. The Company reviews its policies regarding its lending limits on an ongoing basis.
Net investments
The Company incurs credit risk when entering into, settling and financing various proprietary transactions. As at December 31, 2021 and 2020, the Company's most significant proprietary investments counterparty was National Bank Independent Network Inc. ("NBIN"), the carrying broker of SCP, which also acts as a custodian for most of the Company's proprietary investments. NBIN is registered as an investment dealer subject to regulation by IIROC; and as a result, it is required to maintain minimum levels of regulatory capital at all times.
Other
The majority of accounts receivable relate to management, carried interest and performance fees receivable from the funds and managed accounts managed by the Company. Credit risk is managed in this regard by dealing with counterparties that the Company believes to be creditworthy and by actively monitoring credit exposure and the financial health of the counterparties.
The US entities incur credit risk when entering into, settling and financing various proprietary transactions. As at December 31, 2021 and 2020, the US entities' most significant counterparty was RBC Capital Markets, LLC ("RBCCM"), the carrying broker of SGRIL and custodian of the net assets of the funds managed by RCIC and SAM US. RBCCM is registered as a broker-dealer and registered investment advisor subject to regulation by FINRA and the SEC; as a result, it is required to maintain minimal levels of regulatory capital at all times.
Liquidity risk
Liquidity risk is the risk that the Company cannot meet a demand for cash or fund its obligations as they come due.
The Company's exposure to liquidity risk is minimal as it maintains sufficient levels of liquid assets to meet its obligations as they come due. Additionally, the Company has access to a $120 million committed line of credit with a major Canadian Schedule I bank. As part of its cash management program, the Company primarily invests in short-term debt securities issued by the Government of Canada with maturities of less than three months. As at December 31, 2021, the Company had $49.8 million or 14% (December 31, 2020 - $44.1 million or 12%) of its total assets in cash and cash equivalents. In addition, approximately $26 million or 32% (December 31, 2020 - $35.1 million or 38%) of proprietary investments held by the Company are readily marketable and are recorded at their fair value.
The Company's exposure to liquidity risk as it relates to our co-investments in lending LPs arises from fluctuations in cash flows from making capital calls and receiving capital distributions. The Company manages its loan co-investment liquidity risk through the ongoing monitoring of scheduled capital calls and distributions ("match funding") and through its broader treasury risk management program and enterprise capital budgeting. As at December 31, 2021, the Company had $7.7 million in co-investment commitments from the lending segment (December 31, 2020 - $4.6 million). Financial liabilities, including accounts payable and accrued liabilities and compensation and employee bonuses payable, are short-term in nature and are generally due within a year.
The following are the remaining contractual maturities of financial liabilities as at December 31, 2021 (in thousands $):

Contractual obligations	Carrying Amount	Less than 1 year	1-3 years	3-5 years	More than 5 years
Lease obligation	7,081	2,373	3,176	1,532	—
Compensation payable	15,751	15,751	—	—	—
Operating accounts payable	6,989	6,989	—	—	—
Loan facility	29,769	—	—	29,769	—
	59,590	25,113	3,176	31,301	—
The Company's management team is responsible for reviewing resources to ensure funds are readily available to meet its financial obligations as they come due, as well as ensuring adequate funds exist to support business strategies and operations growth. The Company manages liquidity risk by monitoring cash balances on a daily basis. To meet any liquidity shortfalls, actions taken by the Company could include: drawing on the line of credit; liquidating investments and co-investments and/or issuing common shares.
Concentration risk
The majority of the Company's AUM, as well as its investments and co-investments are focused on the natural resource sector, and in particular, precious metals & mining.
COVID-19 risk
The changing economic and market climate as a result of COVID‐19 has led to the Company implementing its business continuity plan. Our portfolio managers, brokerage professionals, enterprise shared services teams and key outsource service providers are fully operational.